Exhibit 10.1

 合并意向书
Letter of Intent for Merger

甲 方:   河南新田置业有限公司
Party A:  Henan Xintian Real Estate Co., Ltd.

乙 方:   三龙FORM 10 壳
Party B:  Triple Dragon Acquisition Corp

2010年 12 月6 日
December 6, 2010

第一条 协议各方
Article 1.  Parties

1.01	甲方: 河南新田置业有限公司 董事会授权代表人：田太广 董事长
1.01 Party A:  Henan Xintian Real Estate Co., Ltd.  Board Representative: Taiguang Tian, Chairman

1.02	乙方: Triple Dragon Acquisition Corp. 董事会授权代表人： Samuel May, Director
1.02 Party B: Triple Dragon Acquisition Corp.   Board Representative: Samuel May, Director

1.03	本协议于2010年 12月6日，由以下双方：
1.03 This Agreement is entered into this 6th day of December, 2010, by and between:

河南新田置业有限公司〈以下简称“甲方”〉一家按照中国法律成立并有效存续的公司，其联络地址为中国河南省郑州市黄河路95号新田大厦8楼，及适当授权的代表田太广董事长；
Henan Xintian Real Estate Co., Ltd. (“Party A”), a company duly established and validly existing under the laws of the People’s Republic of China, with a mailing address at 8th Floor, Xintian Building, 95 Huanghe Road, Zhengzhou City, Henan Province, and a duly authorized representative: Chairman Taiguang Tian;

与
and

Triple Dragon Acquisition Corporation, 三龙FORM 10 壳 (以下简称“乙方”），一家按照美国法律成立并有效存续的公司，其联络地址为100 Vaughan Street Portland, Maine 04102，及适当授权的代表Samuel May;

Triple Dragon Acquisition Corporation (“Party B”), a company duly established and validly existing under the U.S. law, with a mailing address at 100 Vaughan Street, Portland, Maine 04102, and a duly authorized representative: Samuel May;

共同签署
Sign together

1.04	甲、乙双方本着平等互利的原则，经友好协商，就以下协议条款达成一致意见。
1.04	In consideration of the mutual covenants and agreements as set forth below, it is hereby covenanted and agreed by both parties as follows:

第二条 合作事宜
Article 2.  Cooperation

2.01
甲方委任乙方为独家提供FORM 10壳公司的合作商(Exclusive Shell Provider)：乙方将负责按照甲、乙双方认同的规划方案，由乙方协助包括但不限于安排甲方本身或其联营及同一集团内子公司及母公司等，或重组后之实体〈以下统称为“甲方”〉股份在美国主板上市，其工作总体上包括提供表10(FORM10)的空壳公司作为反向收购或换股形式与甲方合并〈如甲方选择以表10 (FORM10)形式上市〉。

2.01
Party A hereby appoints Party B as the Exclusive Shell Provider: pursuant to a plan duly approved by both parties, Party B will assist Party A, Party A’s subsidiary or parent companies, or the post-merger entities of Party A (collectively “Party A”) in going public at the U.S. main board, which generally includes providing Form 10 shell companies for reverse merger or share exchange with Party A (if Party A decides to go public through a Form 10 company).

2.02	经甲方同意，乙方可将其在此协议下的所有权利和义务转让给另一个符合上市要求的壳公司，并使该壳公司向甲方负责。
2.02	With Party A’s consent, Party B may assign and transfer its rights and duties under this Agreement to another qualified public shell company.

第三条 甲方责任
Article 3.  Obligations of Party A

甲方责任包括:
The obligations of Party A include:

3.01	保证提供给乙方一切有关甲方的财务报表及资料真实可信；
3.01	Ensure the accuracy and authenticity of Party A’s financial statements and materials as provided to Party B;
3.02	提供一切有关甲方公司未来三至五年的发展计划及有关数据；
3.02	Provide the development plan and related data with regard to Party A in the next three to five years;
3.03	及时披露甲方在安排挂牌买卖中重要的、相关的实时事件信息；
3.03	Timely disclose the material and relevant information with regard to Party A in the listing application process;
3.04	提供美国证监会的申报手续所需的资料；
3.04	Provide all materials needed for SEC filings;
3.05	安排专职人员积极配合乙方的一切工作，并提供必要的帮助；
3.05	Arrange special personnel in actively coordinating with Party B and providing necessary assistance;
3.06	建立安全授权体系，杜绝相关机密的泄漏；
3.06	Establish a secured authorization mechanism to prevent the disclosure of confidential information;
3.07	按照本协议第五条《收费与支付》条款履行支付责任；
3.07	Perform the payment obligations under Article Five of this Agreement;
3.08	甲方承诺在本协议终止前，除依据本协议项下约定条款可以提前解除本协议外，甲方不得以任何理由单方提前解除本协议。
3.08	Party A agrees not to unilaterally terminate this Agreement prior to the expiration of this Agreement except under the situations allowed by the provisions of this Agreement.

第四条 乙方责任
Article 4.  Obligations of Party B

乙方责任包括：
The obligations of Party B include:

4.01	提供一间满足甲方在美国纳斯达克或纽交所上市目的的美国或者离岸表10(FORM10)的空壳公司给甲方；
4.01	Provide a U.S. or offshore Form 10 shell qualified for going public purposes in Nasdaq or NYSE to Party A;
4.02	当甲方完成反向收购表10(FORM10)公司后，协助甲方实现私募融资及在美国主板挂牌上市融资；
4.02	Assist Party A in private offering and public offering in the U.S. main board after the reverse merger between Party A and the Form 10 company;
4.03	除上述外，乙方还需为合并及上市后的甲方提供以下服务：
4.03	Besides, Party B will provide the following services to Party A after the merger and public listing:

a.	协助甲方管理层寻找合格的首席财务官和其它高级管理人员；
a.	Assist Party A in retaining a qualified chief financial officer and other senior management officers;

b.	向甲方管理层推荐合格的独立董事候选人，以及协助管理层评价和选择符合美国主要交易所关于独立要求的董事；

b.	Recommend qualified independent director candidates to the management of Party A, and assist the management in evaluating and selecting directors satisfying the requirements of major U.S. stock exchanges.

c.	利用乙方在美国的关系网络和经验，寻找、评估主要的投资银行并与之洽谈，以帮助甲方获得最有利的承销条款和组合；
c.	Utilize Party B’s network and experiences in the U.S., search for and evaluate major investment banks, contact the investment banks and obtain the most beneficial underwriting terms and combination;

d.	利用乙方在美国的关系网络和经验，协助甲方准备发行材料；
d.	Utilize Party B’s network and experiences in the U.S., assist Party A in preparing the offering materials;

e.	与投资者关系公司和甲方管理层密切合作，为甲方制定一份全面的适合美国投资市场的投资者关系计划；
e.	Closely cooperate with the investor relations company and the management of Party A, formulate a comprehensive investor relations plan applicable for U.S. investment markets.

f.	利用乙方在美国的关系网络来安排与潜在的二级市场投资者的非交易路演，参与和跟进由其组织的会议；
f.	Utilize Party B’s network and arrange for non-trading road shows with potential secondary investors, participate in the meetings;

g.	利用乙方在华尔街的关系网络，将甲方介绍给房地产的卖方分析员；
g.	Utilize Party B’s network in Wall Street and introduce Party A to selling financial analysts in real estate industry;

h.	利用乙方在华尔街的关系网络，将甲方介绍给做市商；
h.	Utilize Party B’s network in Wall Street and introduce Party A to market makers;

i.	评估和推荐各种对甲方有益的代理商赞助和独立投资会议；
i.	Evaluate and recommend various independent or broker/dealer-sponsored investment conferences beneficial to Party A;

j.	协助甲方管理层起草新闻稿；
j.	Assist the management of Party A in drafting press releases;

k.	协助甲方管理层创建对投资者有利的网站；
k.	Assist the management of Party A in creating investor-favorable websites;

l.	与甲方管理层一起实施世界级水平的公司治理；
l.	Conduct world-class corporate governance with the management of Party A;

m.	协助甲方管理层制定员工股权激励计划；
m.	Assist the management of Party A in establishing employee incentive option plan;

n.	经要求，作为甲方董事会顾问；以及
n.	Per request, act as Party A’s consultant for the board; and

o.	经要求，与甲方管理层一起评估提供管理层售卖股票的途径；
o.	Per request, evaluate the channels for the management of Party A to sell stock.

4.04	乙方承诺在本协议终止前，除根据本协议约定的条款可以提前解除本协议外，乙方不得以任何理由单方提前解除本协议；
4.04	Party B agrees not to unilaterally terminate this Agreement prior to the expiration of this Agreement except under the situations allowed by the provisions of this Agreement.

4.05	乙方指定Samuel May, Xue Fu Zhen和Clifford Chapman三人作为本项目的团队成员，具体负责本合同全部事宜。未经甲方许可乙方不得更换团队成员。
4.05
Party B hereby appoints Samuel May, Xue Fu Zhen and Clifford Chapman as the group members for this project and responsible for all the issues related to this Agreement. Without Party A’s consent, Party B can not change the members.

第五条 收费与支付
  Article 5.  Payment and Expenses

5.01	甲方同意向乙方实报实销经甲方提前同意的差旅费用及酒店开销。当乙方将有关报销费用发票提交给甲方时，甲方须于五个工作日内向乙方支付已由甲方审核确认的报销费用。
5.01	Party A agrees to reimburse Party B all the pre-approved travel and hotel expenses. Party A shall reimburse the expenses within five (5) business days after Party B’s submission of the invoices.

第六条  合并股权安排
Article 6.  Stock Arrangement
6.01	在反向并购之后及在第一轮融资之前，甲方将拥有反向并购上市公司的94.5% 股权，反向并购前乙方的股东拥有上市公司余下的5.5%股权。
6.01	After the reverse merger and prior to the first round of financing, Party A will own 94.5% of the post-merger company and the pre-merger shareholders of Party B will acquire the remaining 5.5%.

第七条 不可抗力及免责条款
Article 7.  Force Majeure and Disclaimer
7.01
由于发生地震、台风、水灾、火灾、战争以及其它不能预见并且对其发生和后果不能防止或避免的事件，致使直接影响本协议的履行或者不能按约定的条件履行时，遇有上述不可抗力的一方，应立即以电传或传真通知合作各方，并应在十五天内，提供不可抗力详情及本协议不能履行、或者部分不能履行、或者需要延期履行的理由的有效证明文件，此项证明文件应由不可抗力发生地区的公证机构出具，按其对履行本协议影响的程度，由合作各方协商决定是否解除本协议，或者部分免除该方履行本协议的责任，或者延期履行本协议。

7.01
Upon the occurrence of earthquake, typhoon, flood, fire, war or other acts of God the occurrence and consequence of which could not be prevented or avoided, which have directly resulted in the failure to perform or delay in timely performing the duties under this Agreement, the party suffering from such force majeure shall immediately notify the other by telegraph or fax, and shall, within fifteen (15) days, provide a detailed description of such force majeure and effective documents certifying the reason for the failure to perform, partially perform, or delay to perform the duties under this Agreement. Such documents shall be issued by authorities in the area where such force majeure occurs, and depending on the extent to which the performance of this Agreement is being influenced, the parties shall negotiate to determine whether to terminate this Agreement, partially relieve such party’s obligations under this Agreement, or delay the performance of this Agreeement.

第八条 违约责任
 Article 8.  Breach Liability
8.01	甲乙双方不能单方面解除第二条所述之合作事宜，除非发生本协议第7.01及12.02条所述事项。如有上述条款所列事项发生，双方应友好协商解决。

8.01	Neither party may unilaterally terminate the cooperation under Article Two of this Agreement, except upon occurrence of the events as described in Section 7.01 and Section 12.02.

第九条 保密责任
Article 9.  Confidentiality

9.01	为履行本协议，甲方可能向乙方提供经营、业务、产品、技术等有关的文件、信息、图纸、软件等数据，乙方对甲方所提供的数据负有保密的义务，并应采取一切合理的措施以使其所接受的数据免于散发、传播、披露、复制、滥用及被无关人员接触。
9.01
   In order to perform this Agreement, Party A may provide Party B with documents, information, graphs, software and other related data in connection with the operation, business, products, or technologies of Party B. Party B shall maintain the confidentiality of this date and information, and shall adopt all reasonable measures in preventing these data from disbursement, distribution, disclosure, being copied or utilized by unauthorized personnel.

第十条 协议期限
Article 10.  Term

10.1	本协议有效期为签署生效之日起12个月内；若在本协议有效期内成功完成反向并购及第一轮融资，则本协议有效期于第一轮融资交割结算日起为18个月（“协议终止”），并在此期间乙方有义务协助甲方实现在美国主板上市。若于第一轮融资交割结算后的18个月期满仍未有实现在美国主板上市目的，任何一方均可以书面形式解除本协议。
10.1
This Agreement shall be effective for a term of twelve (12) months commencing the execution date. If the reverse merger and the first round of financing are successfully completed within the term of this Agreement, then the term will be eighteen (18) month after the closing of the first round of financing (“Termination”), during which period Party B shall assist Party A in going public in the U.S. main board. If Party A could not become public upon the expiration of eighteen (18) months after the closing of the first round of financing, each party may terminate this Agreement in writing.

第十一条 争议解决及法律适用
Article 11.  Dispute Resolution and Governing Law

11.01	本协议受中华人民共和国法律约束。如甲、乙双方在本协议执行过程中发生争议，应友好协商解决；若双方协商无法达成一致意见，则甲、乙任何一方有权在一方书面向另一方提出争议要求后60天之内，向香港国际仲裁中心提交申请根据其仲裁规则进行仲裁，仲裁地点在香港。仲裁裁决是终局的，对各方都有约束力。败诉方应该向胜诉方支付胜诉方的仲裁费、律师费及其他由仲裁导致的费用；
11.01
This Agreement shall be governed by the laws of the People’s Republic of China. If a dispute arises in performing this Agreement, such dispute shall be resolved by both parties through negotiation; if the dispute could not be resolved through negotiation, each party may submit the dispute to Hong Kong International Arbitration Center for arbitration pursuant to the then effective arbitration rules within sixty (60) days upon the request by the other party. The arbitration location shall be Hong Kong. The arbitration reward shall be final and binding on both parties. The losing parties shall reimburse the prevailing party all the arbitration, attorney and other related fees and expenses;

11.02	本条所述之争议系指各方对协议效力、协议内容的解释、协议的履行、违约责任、以及协议的变更、解除、终止等发生的一切争议；
11.02	The dispute in this Article refers to all disputes arising from the interpretation, performance, breach, amendment and termination of this Agreement;

11.03	当事人同意，所有与本协议有关的争议适用中华人民共和国的相关法律。
11.03	The parties agree that all disputes related to this Agreement shall be governed by applicable laws of the People’s Republic of China.

第十二条 生效、变更、解除与终止
Article 12.  Effectiveness, Amendment, and Termination
本协议经甲、乙双方授权代表签署后生效；
12.01	This Agreement shall become effective upon the execution by the duly authorized representatives of both parties;

任何一方及其安排的专业团队（“守约方”）在项目运作过程中发现对方存在影响项目完成的重大事项和/或存在影响项目完成的重大潜在事项，或发现对方隐瞒对项目完成存在重大影响或存在潜在重大影响并有可能导致项目最终无法完成的事项，守约方可以书面的形式要求对方更正并积极配合完成项目。如果在书面通知送达后的30天之内影响项目完成的重大事件或重大潜在事件无法得以更正，则守约方有权单方面解除本协议。
12.02
If any party and its team (the “Non-breaching Party”) discover any potential material issue of the other party in connection with the projects, or discover the other party was trying to conceal any material issues which could result in the failure to complete the project, the Non-breaching Party may require the other party to duly perform its duties in written form. If such material defect could not be corrected within thirty (30) days after the delivery of such written notice, the Non-breaching Party may unilaterally terminate this Agreement.

12.03	若有本协议允许单方面解除协议的情况发生，以有权单方面解除本协议的一方将解除协议通知以书面形式送达对方之日起生效。
12.03	Upon the occurrence of events to terminate this Agreement, the termination shall become effective on the date when the written termination notice is delivered to the other party.

12.04	除本协议明文规定协议方有权单方面解除本协议的情况外，本协议的任何变更或解除应经甲、乙双方签署书面补充协议后方可生效；
12.04	Unless otherwise provided in this Agreement, any amendment or termination shall become effective only after both parties sign a written supplemental agreement;

12.05	协议的变更及解除不影响当事人要求损害赔偿的权利。因变更或解除协议造成协议一方遭受损失的，除依法可以免除责任的以外，应由责任方负责赔偿。
12.05
The amendment or termination of this Agreement shall not affect the rights of the parties to claim for compensation. Any damages resulting from the amendment or termination of this Agreement shall be reimbursed by the breaching parties;

12.06	本协议提前解除时，乙方应在解除协议书面通知有效送达后的5个工作日内将在反向并购上市公司的5.5%的全部股权转让给甲方（或其指定第三方，下同）。无论是因甲方、乙方或其他甲乙不能控制的原因提前解除本协议，作为乙方向甲方转让上述5.5%股权的对价，甲方将在股权转让给甲方后5个工作日内支付乙方15万美元，逾期支付部分的利息为每月1%。
12.06
Upon early termination of this Agreement, Party B shall transfer the 5.5% ownership interest to Party A (or Party A’s designees) within five (5) business days upon the delivery of the written notice. Regardless the reason for the early termination, as the consideration for Party B to transfer the abovementioned 5.5% ownership interest to Party A, Party A shall pay $150,000 to Party B within five (5) business days after the transfer. Any delayed payment shall be charged a monthly interest of 1%.

第十三条 通知与送达
Article 13.  Notice and Delivery

13.01	任何与本协议有关的双方之间的通知或其它通讯往来（以下简称“通知”）应当采用书面形式（包括亲自送达、邮递、传真或电报方式），并按照下列通讯地址或通讯号码送达至被通知人，并注明下列各联系人的姓名方构成一个有效的通知。
13.01
All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows:

甲方	：河南新田置业有限公司
联系人	：田太广 董事长
地址	：中国河南省郑州市黄河路95号新田大厦8楼
电话	：+86-13903831389
Party A:	Henan Xintian Real Estate Co., Ltd.
Attn:	Taiguang Tian, Chairman
Address:	8th Floor, Xintian Building, 95 Huanghe Road, Zhengzhou City, Henan Province
Telephone:	+86-13903831389

乙方	：Triple Dragon Acquisition Corporation
联系人	：Samuel May
地址	： 香港湾仔告士打道138号联合鹿岛大厦九楼
电话	： +852-9533 7547, +1 207 653 2260
电邮	：sam@ddragonllc.com
Party B:	Triple Dragon Acquisition Corporation
Attn:	Samuel May
Address:	100 Vaughan Street Portland, Maine 04102
Telephone:	+852-9533 7547, +1 207 653 2260
Email:	sam@ddragonllc.com

第十四条 协议的完整性
Article 14.  Entire Agreement

14.01	本协议构成协议双方之间完整的协议，并取代在本协议签署前甲、乙双方的信函来往、声明、协议或其它任何文档。
14.02	This Agreement constitutes the entire agreement between both parties and supersedes all prior mails, statements, agreements or any other documents between both parties.

第十五条 协议的分割性
Article 15.  Severability

15.01	本协议的任何条款如因与适用于本协议的法律、法规相抵触而无效时，该条款应当从本协议中取消。但是该条款的无效应不影响本协议其它条款的效力及本协议的整体效力。甲、乙双方应当协商订立新的条款或协商处理由于该条款无效带来的后果。
15.01
  If any provision of this Agreement is held invalid or unenforceable due to conflicts with applicable rules and regulations, such provision shall be deleted from this Agreement. However, the invalidation of such provision shall not affect the effectiveness of other provision or the overall effectiveness of the Agreement. Both parties shall negotiate and enter into new agreements in addressing issues relating to such invalidation.

第十六条 标 题
Article 16.  Titles

16.01	本协议中的标题仅为检索方便而设置，协议条款的具体内容应当以条款的具体规定为准，而不应参考该标题进行解释；本协议中的标题对本协议的构成和解释不产生影响，也不影响本协议各方的任何任务和义务。
16.01	The headings of sections in this Agreement are provided for convenience only and will not affect the construction or interpretation of the text of this Agreement or the duties of both parties.

第十七条 对签字者授权的陈述
Article 17.  Representation and Warranty

17.01	签订本协议的双方的声明与保证：其被适当地授权并且具有行为能力去执行或交割本协议。本协议经签署后合法有效，其条款对协议双方具有约束力并可以强制执行。

17.01
Both parties represent and warrant that: the parties have been duly authorized and have full capacity to execute this Agreement. This Agreement will become effective upon execution and its terms and provision will become binding on both parties.

第十八条 附 则
Article 18.  Miscellaneous

18.01	本协议正本壹式两份，甲、乙双方各执壹份，各份具有相同的法律效力。
18.01	This Agreement will be executed in two (2) copies with each party holding one copy. Each copy shall have the same legal effect.

甲、乙双方正式授权代表签署本协议：
Duly signed and executed by the duly authorized representatives of both parties:

甲方	：	河南新田置业有限公司
代表	：	田太广
职务	：	董事长
Party A:  Henan Xintian Real Estate Co., Ltd.
Representative:  Taiguang Tian
Title:   Chairman

签字	：
日期	：	2010年 12 月 6 日
Signature:
Date:    December 6, 2010

乙方	：	Triple Dragon Acquisition Corporation
代表	：	Samuel May
Party B:  Triple Dragon Acquisition Corporation
Representative:  Samuel May

签字	：
日期	：	2010年 12 月 6 日
Signature:
Date:    December 6, 2010